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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             FORM 8-K CURRENT REPORT

                   Pursuant to Regulation FD Rules 100 and 101


                                November 2, 2000
                Date of Report (Date of earliest event reported)

                        Commission File Number 000-23177


                              TRAVELOCITY.COM INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                                      75-2855109
(State or other jurisdiction of                       (IRS Employer
 incorporation or organization)                    Identification Number)


                             15100 Trinity Boulevard
                             Fort Worth, Texas 76155
              (Address of principal executive offices -- zip code)

       Registrant's telephone number, including area code: (817) 785-8000

                            4200 Buckingham Boulevard
                                     MD 1400
                             Fort Worth, Texas 76155
          (Former name or former address, if changed since last report)


Item 9. Regulation FD Disclosure

         On November 2, 2000, Terrell B. Jones, the President and Chief Executive Officer of Registrant, will participate in an analyst and investor conference in New York City, New York. Slides of Mr. Jones' presentation will be available on the "Investor Relations" page of Registrant's Web site at www.travelocity.com.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  TRAVELOCITY.COM INC.


Dated: November 2, 2000            By: /s/ Andrew B. Steinberg
                                      ---------------------------------
                                       Andrew B. Steinberg
                                       Executive Vice President, Administration,
                                       General Counsel and
                                       Corporate Secretary